SECURED DEBT	12 Months Ended
Dec. 31, 2022
Borrowings [abstract]
SECURED DEBT

9.	SECURED DEBT

On December 17, 2021, Granite entered into a secured construction loan relating to a development project in Texas, United States. The loan has a maximum draw amount of $59.9 million (US$44.3 million) and is secured by the property under construction and related land. The loan matures on December 17, 2023 and bears interest at the US prime rate minus 90 basis points. Granite has the option to extend the maturity date to December 17, 2024, subject to certain terms and conditions, which was not exercised as of December 31, 2022. As at December 31, 2022, the balance of the loan is $51.4 million (US$38.0 million) (2021 — $0.8 million (US$0.6 million) included in non-current liabilities on the combined balance sheet).